UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                December 8, 2005
                        (Date of earliest event reported)



                         PETROSEARCH ENERGY CORPORATION
                         ------------------------------
        (Exact name of small Business Issuer as specified in its charter)


                   NEVADA                                20-2033200
                   ------
      (State or other jurisdiction of         (IRS Employer Identification No.)
      incorporation or organization)

                                                           1311
                                                           ----
                                               (Primary Standard Industrial
                                                  Classification Code)

        675 BERING DRIVE, SUITE 200
               HOUSTON, TEXAS                              77057
               --------------                              -----
(Address of principle executive offices)                 (Zip Code)


                                 (713) 961-9337
                                 --------------
                 Issuer's telephone number, including area code

ITEM  5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

     On December 8, 2005, Don Henrich tendered his resignation as Director of Petrosearch Energy Corporation to become effective immediately.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PETROSEARCH ENERGY CORPORATION
Date: December 9, 2005
                                    By: /s/ Richard D. Dole
                                       -------------------------------------
                                       Richard D. Dole
                                       Chief Executive Officer and President